UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2023

Live Oak Crestview Climate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40832	86-2044161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 S. Main Street, #2550
Memphis, TN	38103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 685-2865

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	LOCC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	LOCC	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	LOCC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2023, LOCC Sponsor, LLC (the “Sponsor”), the sponsor of Live Oak Crestview Climate Acquisition Corp. (the “Company”), and the Company, entered an agreement (the “Non-Redemption Agreement”) with an unaffiliated third party (the “Investor”) in exchange for the Investor agreeing not to redeem shares of the Company’s Class A common stock (“Non-Redeemed Shares”) at the special meeting called by the Company (the “Special Meeting”) to approve, amongst other proposals, an extension of time for the Company to consummate an initial business combination (the “Extension Amendment Proposal”) from September 27, 2023 to January 12, 2024 (the “Extension”). The number of Non-Redeemed Shares will be an amount of shares of the Company’s Class A common stock presently held by Investor equal to the lesser of an aggregate amount of (i) 231,023 shares of the Company’s Class A common stock, and (ii) 9.9% of the shares of the Company’s Class A common stock that are not to be redeemed. In exchange for the foregoing commitment not to redeem such shares, the Company has agreed to issue or cause to be issued to the Investor 21,000 shares of Class A common stock of the Company immediately following the consummation of the Company’s initial business combination if the Investor continues to hold the Non-Redeemed Shares through the Special Meeting. In addition, the Sponsor has agreed to surrender and forfeit to the Company for no consideration 21,000 shares of the Company’s common stock held by the Sponsor immediately following the consummation of the Company’s initial business combination.

The Non-Redemption Agreement is not expected to increase the likelihood that the Extension Amendment Proposal is approved by shareholders but will increase the amount of funds that remain in the Company’s trust account following the Special Meeting. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events

If the requisite proposals are approved at the Special Meeting, the Sponsor, as the holder of 3,988,864 shares of Class B common stock of the Company, has agreed to convert all of its shares of Class B common stock of the Company to shares of Class A common stock of the Company, on a one-for-one basis, in accordance with our Amended and Restated Certification of Incorporation, upon the implementation of the Extension (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any public shares in connection with the implementation of the Extension and would result in an additional 3,988,864 shares of Class A common stock of the Company outstanding. Notwithstanding the Class B Conversion, the Sponsor will be not entitled to receive any funds held in the trust account with respect to any shares of Class A common stock of the Company issued to the Sponsor as a result of the Class B Conversion and no additional amounts will be deposited into the trust account in respect of shares of Class A common stock of the Company held by the Sponsor.

Forward Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2023 under “Risk Factors” section in the Definitive Proxy Statement, and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Special Meeting and related matters. Information regarding the Company’s directors and executive officers, including a description of their interests in the Company, is available in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 29, 2023, and is available free of charge at the SEC’s web site at www.sec.gov.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company at Live Oak Crestview Climate Acquisition Corp., 40 S. Main Street, #2550, Memphis, TN, 38103, Attn: Gary K. Wunderlich, Jr., Email: gwunderlich@liveoakmp.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

Date: September 18, 2023	By:	/s/ Gary K. Wunderlich, Jr.
	Name:	Gary K. Wunderlich, Jr.
	Title:	Chief Financial Officer

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